Exhibit 10.3
Execution Version
Second Amendment to Unit Purchase Agreement
This Second Amendment to Unit Purchase Agreement (this “Amendment”) is entered into as of July 15, 2018, by and among Caesars Entertainment Corporation, a Delaware corporation (“Buyer”), Clairvest GP Manageco Inc. (“Sellers Representative”), Centaur Holdings, LLC (“Centaur”) and each of the Persons listed on Schedule 1 of the UPA (as defined herein) (the “Sellers”).
RECITALS:
A.    Buyer, Sellers Representative, Centaur and Sellers have entered into that certain Unit Purchase Agreement, dated as of November 16, 2017 (as may be amended from time to time including hereby, the “UPA”).
B.    Buyer, Sellers Representative, Centaur and Sellers now desire to amend the terms of the UPA, as set forth herein, in accordance with Section 11.09 (Amendments) of the UPA.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.    Incorporation of Recitals; Defined Terms. The parties hereto acknowledge that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Amendment by reference. All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the UPA.
2.    Amendment to UPA.

a)
The following definitions are hereby added to Article I of the UPA, with such other changes to the definitions in Article I of the UPA as may be required by the amendments set forth in this Section 2 of the Amendment:

“Accrued Tax Balance” means (i) the aggregate amount of prepaid income and gaming Taxes less (ii) the aggregate amount of all income and gaming tax liabilities, determined as of the applicable time.
“Company Cash Balance” means the amount of Company Cash determined as of the applicable time.
“Horsemen’s Cash Balance” means (i) the aggregate amount of Horsemen’s Cash held by the Company less (ii) the aggregate amount of all liabilities relating to the Horsemen’s Cash, determined as of the applicable time.
“June 30 Reference Date” means 11:59 pm on June 30, 2018.
“June Working Capital” means (a) the Current Assets of the Company, less (b) the Current Liabilities of the Company, determined as of the June 30 Reference Date, calculated consistent with and using the same methods, procedures, assumptions and adjustments as set forth on Exhibit B.

b)	Section 2.06(a) of the UPA is hereby amended and restated in its entirety to read as follows:
(a)Closing Adjustments.
(i)June Working Capital. At least one Business Day before the Closing, the Company shall prepare and deliver to Buyer a statement setting forth its good faith calculation of the estimated June Working Capital (the “June Working Capital”), which statement shall contain a balance sheet of the Company as of the June 30 Reference Date (without giving effect to the transactions contemplated herein) and a calculation of the June Working Capital and the Closing Adjustment (the “June Statement”). The June Statement will be prepared in accordance with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Audited Financial Statements for the most recent fiscal year end as if such June Statement was being prepared and audited as of a fiscal year end, except for such adjustments and estimates as may be required, in the good faith determination of the Company, to take account of the fact that the June Statement is being prepared as of the June 30 Reference Date.

(ii)June Accrued Taxes. At least one Business Day before the Closing, the Company shall prepare and deliver to Buyer a statement setting forth its good faith calculation of the estimated Accrued Tax Balance as of the June 30 Reference Date (the “June Accrued Tax Balance”).
(iii)June Horsemen’s Cash. At least one Business Day before the Closing, the Company shall prepare and deliver to Buyer a statement setting forth its good faith calculation of the estimated Horsemen’s Cash Balance as of the June 30 Reference Date (the “June Horsemen’s Cash Balance”).
(iv)June Company Cash. At least one Business Day before the Closing, the Company shall prepare and deliver to Buyer a statement setting forth its good faith calculation of the estimated Company Cash Balance as of the June 30 Reference Date (the “June Company Cash”).
(v)Closing Adjustment. The “Closing Adjustment” shall be an amount equal to the sum of:

(A)
The difference between June Company Cash and $25,000,000 (where the difference will be positive, if the June Company Cash exceeds $25,000,000 or negative, if the June Company Cash is less than $25,000,000); plus

(B)
The difference between June Working Capital and Target Working Capital (where the difference will be positive, if the June Working Capital exceeds the Target Working Capital, or negative, if the Target Working Capital exceeds the June Working Capital); plus

(C)	The amount by which the June Accrued Tax Balance is greater than zero (if applicable); plus

(D)	The amount by which June Horsemen’s Cash Balance is greater than zero (if applicable); minus

(E)	The absolute value of the amount by which the June Accrued Tax Balance is less than zero (if applicable); minus

(F)	The absolute value of the amount by which the June Horsemen’s Cash Balance is less than zero (if applicable).
(vi) If the Closing Adjustment is a positive number, the Purchase Price shall be increased by the amount of the Closing Adjustment. If the Closing Adjustment is a negative number, the Purchase Price shall be reduced by the amount of the Closing Adjustment.
(vii) July Adjustment.

(A)
On or before July 31, 2018, the Company shall prepare and deliver to Buyer and Sellers Representative a statement setting forth its good faith calculation of the estimated Closing Working Capital (the “July Working Capital”), which statement shall contain a balance sheet of the Company as of the Closing Date (without giving effect to the transactions contemplated herein) and a calculation of the July Working Capital and the July Adjustment (the “July Statement”). The July Statement, as it applies to the calculation of July Working Capital, will be prepared in accordance with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Audited Financial Statements for the most recent fiscal year end as if such July Statement was being prepared and audited as of a fiscal year end, except for such adjustments and estimates as may be required, in the good faith determination of the Company, to take account of the fact that the July Statement is being prepared at a time other than following the closing of the Company’s books for the prior calendar month, which adjustments and estimates shall be consistent with the adjustments and estimates used in the preparation of the Estimated Closing Statement.

(B)	On or before July 31, 2018, the Company shall prepare and deliver to Buyer and Sellers Representative a statement setting forth its good faith calculation of the estimated Closing Date Accrued Tax Balance (the “July Accrued Tax Balance”).

(C)
On or before July 31, 2018, the Company shall prepare and deliver to Buyer and Sellers Representative a statement setting forth its good faith calculation of the estimated Closing Date Horsemen’s Cash Balance (the “July Horsemen’s Cash Balance”).

(D)
On or before July 31, 2018, the Company shall prepare and deliver to Buyer and Sellers Representative a statement setting forth its good faith calculation of the estimated Closing Date Company Cash (the “July Company Cash”).

(E)	The “July Adjustment” shall be an amount equal to the sum of:

1.
The difference between July Company Cash and June Company Cash (where the difference will be positive, if the July Company Cash exceeds the June Company Cash, or negative, if the June Company Cash exceeds the July Company Cash); plus

2.
The difference between July Working Capital and June Working Capital (where the difference will be positive, if the July Working Capital exceeds the June Working Capital, or negative, if the June Working Capital exceeds the July Working Capital); plus

3.	The amount by which the July Accrued Tax Balance exceeds the June Accrued Tax Balance (if applicable); plus

4.	The amount by which July Horsemen’s Cash Balance exceeds the June Horsemen’s Cash Balance (if applicable); minus

5.	The absolute value of the amount by which the July Accrued Tax Balance is less than the June Accrued Tax Balance (if applicable); minus

6.	The absolute value of the amount by which the July Horsemen’s Cash Balance is less than the June Horsemen’s Cash Balance (if applicable).

(F)
After receipt of the July Statement, Buyer and Sellers Representative shall have five (5) Business Days to review the July Statement and to consult with the Company with respect to the calculations shown thereon provided, however, that such consultation shall be in a manner that does not interfere with the normal business operations of the Company.

(G)
If the July Adjustment is a positive number, the Purchase Price shall be increased by the amount of the July Adjustment. If the July Adjustment is a negative number, the Purchase Price shall be reduced by the amount of the July Adjustment.

(H)
The payment of the July Adjustment shall (A) be due on August 7, 2018 and (B) if owed to the Buyer, the amount of the July Adjustment shall be set-off (in accordance with Exhibit A and Section 9.06(b)) as a dollar-for-dollar reduction to the aggregate amount outstanding under the Deferred Purchase Price Payment to the extent such aggregate amount outstanding is available therefor after taking into account any prior set-off claims (and the Sellers shall be responsible, severally and not jointly and in accordance with their Indemnity Allocation Percentages, for any portion of the July Adjustment that cannot be set-off by Buyer), and if owed to Sellers, the amount of the July Adjustment shall be paid by wire transfer of immediately available funds to a bank account or accounts and in such proportions as specified by the Sellers Representative in writing to Buyer on or before July 31, 2018.

c)	Section 2.6(b)(ii) is hereby amended and restated in its entirety as follows:
(i)The post-closing adjustment (the “Post-Closing Adjustment”) shall be an amount equal to the sum of:

(A)
The difference between Closing Date Company Cash and July Company Cash (where the difference will be positive, if the Closing Date Company Cash exceeds the July Company Cash, or negative, if the July Company Cash exceeds the Closing Date Company Cash); plus

(B)
The difference between Closing Working Capital and July Working Capital (where the difference will be positive, if the Closing Working Capital exceeds the July Working Capital, or negative, if the July Working Capital exceeds the Closing Working Capital); plus

(C)	The amount by which the Closing Date Accrued Tax Balance exceeds the July Accrued Tax Balance (if applicable); plus

(D)	The amount by which Closing Date Horsemen’s Cash Balance exceeds the July Horsemen’s Cash Balance (if applicable); minus

(E)	The absolute value of the amount by which the Closing Date Accrued Tax Balance is less than the July Accrued Tax Balance (if applicable); minus

(F)	The absolute value of the amount by which the Closing Date Horsemen’s Cash Balance is less than the July Horsemen’s Cash Balance (if applicable).
If the Post-Closing Adjustment as finally determined in accordance with this Section 2.06 is a positive number, Buyer shall pay to Sellers Representative an amount equal to the Post-Closing Adjustment. If the Post-Closing Adjustment is a negative number, Buyer or Assignee shall set-off such amount (in accordance with Exhibit A and Section 9.06(b)) as a dollar-for-dollar reduction to the aggregate amount outstanding under the Deferred Purchase Price Payment to the extent such aggregate amount outstanding is available therefor after taking into account any prior set-off claims, and the Sellers shall be responsible, severally and not jointly and in accordance with their Indemnity Allocation Percentages, for any portion of the Post-Closing Adjustment that cannot be set-off by Buyer.

d)	Schedule 1 of the UPA is hereby amended and restated in the entirety by replacing Schedule 1 of the UPA with Schedule 1 hereto.
3.    Reservation of Rights Agreement. The Sellers acknowledge and agree that the Buyer, Centaur and the Sellers Representative have entered into that certain Reservation of Rights Agreement dated on or about the date hereof.
4.    Miscellaneous. By its acceptance hereof, each of Buyer, Sellers Representative, Centaur and each Seller hereby represents that it has the necessary power and authority to execute, deliver, and perform the undertakings contained herein, and that this Amendment constitutes the valid and binding obligation of each such party enforceable against it in accordance with its terms. This Amendment may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument. Delivery of a counterpart hereof by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by New York law.

[Signature Pages to Follow]

This Second Amendment to Unit Purchase Agreement is entered into as of the date and year first above written.

CAESARS ENTERTAINMENT CORPORATION
By:    /s/ Eric Hession
Name:    Eric Hession
Title:    Chief Financial Officer

Solely in its capacity as Sellers Representative,
CLAIRVEST GP MANAGECO INC.
By:    /s/ Michael Wagman
Name:    Michael Wagman
Title:    President & Managing Director

By: /s/ Daniel Cheng
Name: Daniel Cheng
Title: Chief Financial Officer

CEP IV CO-INVESTMENT HOLDINGS LIMITED PARTNERSHIP
By: 2561731 ONTARIO INC., as general partner
By:    /s/ Michael Wagman
Name:    Michael Wagman
Title:    President

By:    /s/ Daniel Cheng
Name:    Daniel Cheng
Title:    Chief Financial Officer

CEP IV-A-INDY AIV LIMITED PARTNERSHIP
By: Clairvest General Partners IV, L.P., its general partner
By: Clairvest GP (GPLP) Inc., its general partner
By:    /s/ Michael Wagman
Name:    Michael Wagman
Title:    President

By:    /s/ Daniel Cheng
Name:    Daniel Cheng
Title:    Chief Financial Officer

CLAIRVEST EQUITY PARTNERS IV HOLDINGS LIMITED PARTNERSHIP
By: 2561731 ONTARIO INC., its general partner
By:    /s/ Michael Wagman
Name:    Michael Wagman
Title:    President

By:    /s/ Daniel Cheng
Name:    Daniel Cheng
Title:    Chief Financial Officer

/s/ G. John Krediet
G. John Krediet

PFCF, LLC
By:    /s/ Molly Simmons
Name:    Molly Simmons
Title:    Managing Director

NORTHLEAF CAPITAL PRIVATE EQUITY COLLECTOR (CANADA) LP
By: NORTHLEAF CAPITAL PARTNERS GP LTD, its general partner
By:    /s/ Michael Flood
Name:    Michael Flood
Title:    Managing Director

By:    /s/ Katherine Gurney
Name:    Katherine Gurney
Title:    General Counsel

WEST FACE LONG TERM OPPORTUNITIES GLOBAL MASTER L.P.
By: WEST FACE CAPITAL INC., its advisor
By:    /s/ Peter Fraser
Name:    Peter L. Fraser
Title:    Partner

FCO MA II UB SECURITIES LLC
By:    /s/ Constantine M. Dakolias
Name:    Constantine M. Dakolias
Title:    President

FCO MA LSS LP
By: FCO MA LSS GP LLC, its general partner
By:    /s/ Constantine M. Dakolias
Name:    Constantine M. Dakolias
Title:    President

FCO MA MAPLE LEAF LP
By: FCO MA MAPLE LEAF GP LLC, its general partner
By:    /s/ Constantine M. Dakolias
Name:    Constantine M. Dakolias
Title:    President

FCOF II UBX SECURITIES LLC
By:    /s/ Constantine M. Dakolias
Name:    Constantine M. Dakolias
Title:    President

FCOF UB INVESTMENTS LLC
By:    /s/ Constantine M. Dakolias
Name:    Constantine M. Dakolias
Title:    President

FTS SIP L.P.
By: FCO MA GP LLC, its general partner
By:    /s/ Constantine M. Dakolias
Name:    Constantine M. Dakolias
Title:    President

SPECIAL SITUATIONS INVESTING GROUP, INC.
By:    /s/ Daniel S. Oneglia
Name:    Daniel S. Oneglia
Title:    Authorized Signatory

SPECTRUM INVESTMENT PARTNERS LP
By: Spectrum Group Managment LLC, as Investment Manager
By:    /s/ Jeffrey A. Schaffer
Name:    Jeffrey A. Schaffer
Title:    Managing Member

THE RODERICK J. RATCLIFF TRUST, DATED
APRIL 16, 2016
By:    /s/ Roderick J. Ratcliff
Name:    Roderick J. Ratcliff
Title:    Trustee

/s/ James L. Brown
James L. Brown

/s/ John S. Keeler
John S. Keeler

JOHN KEELER SELF-DIRECTED IRA
By: The National Bank of Indianapolis, as custodian
By:    /s/ Sue Johnson
Name:    Sue Johnson
Title:    Vice President

/s/ Kurt E. Wilson
Kurt E. Wilson

KURT WILSON SELF-DIRECTED IRA
By: The National Bank of Indianapolis, as custodian
By:    /s/ Sue Johnson
Name:    Sue Johnson
Title:    Vice President

/s/ Barton A. Early
Barton A. Early

/s/ Roderick J. Ratcliff
Roderick J. Ratcliff

CENTAUR HOLDINGS, LLC
By:    /s/ John S. Keeler
Name:    John S. Keeler
Title:    Vice President, General Counsel and Secretary